UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 7, 2014

    CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

    (Address of Principal Executive Offices)           (Zip Code)

Registrant’s telephone number, including area code         (585) 678-7100

                                         Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

    At a meeting held on April 7, 2014, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

Fiscal 2014 Incentive Awards

    The Committee determined the amount to be paid in annual incentive awards under the Company’s Annual Management Incentive Plan (the “AMIP”) in accordance with its 2014 Fiscal Year Award Program for Executive Officers (the “2014 Program”). The following table sets forth the cash payments to those Executive Officers identified below with respect to their annual incentive awards under the 2014 Program:

Name and Position	Award

Richard Sands, Chairman of the Board	$1,985,719

Robert Sands, President and Chief Executive Officer	$2,025,293

Robert Ryder, Executive Vice President and Chief Financial Officer	$579,404

John A. (Jay) Wright, Executive Vice President and President, Wine & Spirits Division	$575,942

Approval of Fiscal 2014 Supplemental Executive Retirement Plan Contribution

    The Committee approved contributions for the fiscal year ended February 28, 2014, to the Constellation Brands, Inc. 2005 Supplemental Executive Retirement Plan (“SERP”) in the amounts and for the accounts of those Executive Officers identified below:

Name	Fiscal 2014 SERP Contribution

Richard Sands	$27,922

Robert Sands	$28,631

Robert Ryder	$10,143

John A. (Jay) Wright	$10,037

Criteria for 2015 Fiscal Year Incentive Award

    The Committee adopted the 2015 Fiscal Year Award Program for Executive Officers (the “2015 Program”), thereby establishing the performance criteria and bonus opportunity under the Company’s AMIP for Fiscal 2015. Pursuant to the 2015 Program, potential incentive awards for Fiscal 2015, if any, will equal 0.5% of the Company’s “Earnings Before Interest and Taxes” for each of Richard Sands and Robert Sands and 0.25% of “Earnings Before Interest and Taxes” for each other executive officer, all as calculated under the AMIP and the 2015 Program and measured for the period from March 1, 2014 through February 28, 2015. The Committee reserves the right to exercise its negative discretion at the end of Fiscal 2015 to reduce the amounts calculated in the preceding sentence to a bonus payment for each of the Company’s Executive Officers that the Committee believes to be appropriate based on such quantitative and qualitative factors as it deems appropriate, including but not limited to the Company’s performance.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2014	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer